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                                                                    EXHIBIT 10.4



                                                                  EXECUTION COPY





                    AMENDED AND RESTATED COLLATERAL AGREEMENT


               AMENDED AND RESTATED COLLATERAL AGREEMENT, dated as of November 17, 2000, made by LORAL SATELLITE, INC., a Delaware corporation (together with its permitted successors and assigns, "Loral Satellite," and together with any Person that may become a party hereto, individually a "Grantor"; collectively, the "Grantors"), in favor of BANK OF AMERICA, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the "Collateral Agent") under the Amended and Restated Collateral Agency Agreement, dated as of November 17, 2000 (the "Collateral Agency Agreement"), for the several lenders (the "Lenders") from time to time parties to the Credit Agreement, dated as of November 17, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Loral Satellite, the Lenders and Bank of America, National Association ("Bank of America"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").




                              W I T N E S S E T H:


               WHEREAS, each of Loral SatCom, Ltd., a Bermuda company ("SatCom"), and Loral Satellite are parties to the Guarantee and Collateral Agreement, dated as of August 5, 1999 (as amended, supplemented or otherwise modified from time to time, the "Existing Guarantee and Collateral Agreement") in favor of Bank of America, National Association, as collateral agent for the several lenders from time to time parties to the Credit Agreement, dated as of August 5, 1999 (as amended, supplemented or otherwise modified from time to time, the "Globalstar Credit Agreement"), among Globalstar, L.P., a Delaware limited partnership (together with its successors and assigns, "Globalstar"), the lenders parties thereto and Bank of America, as administrative agent;

               WHEREAS, each of the lenders to the Globalstar Credit Agreement wishes to sell, assign and transfer to Loral Satellite, and Loral Satellite wishes to purchase from the lenders, all of the rights, obligations and commitments of the lenders under the Globalstar Credit Agreement (the "Assignment"), subject to the terms and conditions of the Assignment Amendment and Release Agreement, dated as of November 17, 2000 (the "Assignment Agreement"), among the lenders parties to the Globalstar Credit Agreement, Loral Satellite, SatCom, Loral Space & Communications Ltd., a Bermuda company (together with its successors and assigns, "Loral"), Loral Space and Communications Corporation (together with its successors and assigns, "LSCC"), Globalstar and Bank of America, as administrative agent;


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               WHEREAS, in connection with the Assignment, all of the assets of
SatCom will be acquired by the Assignee (with SatCom to be liquidated) (the "Reorganization");

               WHEREAS, as consideration for the Assignment, Loral Satellite (upon consummation of the Reorganization) will enter into the Credit Agreement pursuant to which Loral Satellite will, on the Effective Date, undertake the obligations of the borrower thereunder and, without limiting the foregoing, to repay loans outstanding thereunder in an aggregate principal amount of $500,000,000 (such amount being equal to the aggregate principal amount of loans outstanding under the Globalstar Credit Agreement) in accordance with the terms thereof; and

               WHEREAS, it is a condition precedent to the effectiveness of the Assignment Agreement and to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lenders pursuant to which the collateral which previously secured the Existing Guarantee and Collateral Agreement will secure the Grantors' obligations in respect of the Credit Agreement;

               NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Assignment Agreement and to induce the Lenders to make their respective Loans to the Borrower under the Credit Agreement, each Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Lenders, as follows:

               1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement and the following terms are used herein as defined in the New York UCC: Accounts, Equipment and General Intangibles. As used herein, the following terms shall have the following meanings:

               "Agreement": this Collateral Agreement, as may be amended, supplemented or otherwise modified from time to time.

               "Collateral Pool":  as defined in Section 2 hereof.

               "Globalstar Collateral": the collective reference to the Globalstar Credit Agreement and all General Intangibles related thereto.

               "Secured Obligations": (a) as to Loral Satellite, the Obligations and (b) as to any other Grantor, its obligations under the Subsidiary Guarantee.

               "Secured Parties": the collective reference to the Administrative Agent, the Collateral Agent, the Lenders and their respective successors, indorsees, transferees and assigns.

               (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

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               (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

               (d) For purposes of this Agreement, the term "Lender" shall include any Affiliate of a lender which has entered into a Hedge Agreement with the Borrower if such Hedge Agreement is designated by the Borrower as a Hedge Agreement for purposes of this Agreement and the term "Loan Document" shall include any such Hedge Agreement.

               2. Collateral. (a) Each of the Grantors hereby assigns and transfers to the Collateral Agent, and hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral Pool"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured
Obligations:

               (i)     Telstar 6, Telstar 7 and any Replacement Satellite;

               (ii) the Availability Agreements, the TT&C Agreement and all other agreements entered into pursuant to subsection 5.16 of the Credit Agreement;

               (iii)   to the extent permitted by applicable law, the FCC
               Licenses;

               (iv) all transponder lease agreements to which such Grantor is a party (including, without limitation, all Master Lease Agreements);

               (v)     the Intercompany Notes;

               (vi) the Loral Satellite Collateral Account and any other collateral account established pursuant to the Collateral Agency Agreement;

               (vii) the Telstar 6 Transponder Transfer Agreement and the Telstar 7 Transponder Transfer Agreement;

               (viii)  the Globalstar Collateral;

               (ix) all Accounts, General Intangibles (including construction and purchase contracts) and Equipment, in each case solely to the extent relating to any other item in the Collateral Pool;

               (x)     all books and records pertaining to the Collateral Pool;

               (xi)    the Equity Interests of any Subsidiary of such Grantor;
               and

               (xii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing (including, without limitation, all Equity Interests in Globalstar received in connection with any of the foregoing) and all collateral security and guarantees given by any Person with respect to any of the foregoing.


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               (b) So long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, each Grantor shall be permitted to:
(i) remove any transponder on any Satellite from the Collateral Pool upon delivery to the Collateral Agent of Acceptable Collateral, together with such appraisals thereof as may be required by and be satisfactory to the Administrative Agent and the Majority Lenders; (ii) remove up to 10 transponders on the Satellites from the Collateral Pool; (iii) remove up to 15 additional transponders from the Satellites to the extent such transponders are sold pursuant to Section 6.5(vii) of the Credit Agreement; and (iv) remove additional transponders from the Satellites (in addition to the 25 transponders permitted under clauses (ii) and (iii) above) so long as the Grantors simultaneously remove the Satellite on which such transponders are located, together with all other transponders on such Satellite then owned by the Grantors, from the Collateral Pool and such transponders and such Satellite are sold pursuant to subsection 6.5(viii) of the Credit Agreement; in each case, provided that no such removal shall be permitted (A) if, after giving effect thereto, the Collateral Coverage Ratio, as computed after giving effect to such removal or substitution, would be less than 1.20 to 1.00 and (B) in the case of a substitution under clause (i) above only, unless the Acceptable Collateral is subject to a fully perfected security interest in favor of the Collateral Agent pursuant to this Agreement, and provided further that for purposes of determining compliance with clause (A) above and subsection 5.15 of the Credit Agreement, the Appraised Value of any Satellite shall be immediately reduced by the proceeds received from any such sale of any transponders on such Satellite.

               (c) So long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Grantors shall be permitted to make cash withdrawals from the Loral Satellite Collateral Account or any other collateral account maintained by the Grantors in connection with the Agreement, provided, that the Grantors shall not be permitted to withdraw amounts deposited therein pursuant to subsection 5.12 or subsection 5.13 of the Credit Agreement.

               (d) The Grantors may sell or otherwise dispose of the Globalstar Collateral to the extent permitted under subsection 6.5 of the Credit Agreement.

               3. Authority of Collateral Agent. Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Lenders, be governed by the Collateral Agency Agreement and the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and such Grantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and such Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

               4. Notices. All notices, requests and demands to or upon the Collateral Agent, any Lender or any Grantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made when delivered by hand or if given by mail, when deposited in the mails by certified mail, return receipt requested, or if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:


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               (a) if to any Lender, at its address or transmission number for notices provided in Section 9.2 of the Credit Agreement;

               (b) if to the Collateral Agent, at its address or transmission number for notices provided on the signature pages of the Collateral Agency Agreement; and

               (c) if to any Grantor, at its address or transmission number for notices set forth under its signature below.

               The Collateral Agent, each Lender and each Grantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

               5. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               6. Integration. This Guarantee and the other Loan Documents represent the agreement of the Loan Parties, the Collateral Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

               7. Amendments in Writing; No Waiver; Cumulative Remedies. (a) Subject to subsection 9.1 of the Credit Agreement, none of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Collateral Agent.

               (b) Neither the Collateral Agent nor any Lender shall by any act (except by a written instrument pursuant to Section 7(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such Lender would otherwise have on any future occasion.

               (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

               8. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.



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               9. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and the Lenders and their successors and assigns. No Grantor may transfer any of its rights or obligations under this Agreement without the written consent of each Lender.

               10. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

               11. Submission To Jurisdiction; Waivers. Each Grantor hereby irrevocably and unconditionally:

               (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

               (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

               (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address set forth under its signature below or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

               (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

               (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

               12. Acknowledgments.  Each Grantor hereby acknowledges that:

               (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

               (b) neither the Collateral Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Collateral Agent and Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

               (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.


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               13. WAIVERS OF JURY TRIAL. EACH GRANTOR, THE COLLATERAL AGENT AND
THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

               14. Regulatory Approvals. (a) Any provision contained herein to the contrary notwithstanding, except for the security interests expressly granted herein or therein or upon the exercise by the Collateral Agent of rights and remedies in accordance herewith or therewith and pursuant to clause (b) below upon the occurrence and continuation of an Event of Default, this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby (i) do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of any Loan Parties by the Secured Parties, or control, affirmative or negative, direct or indirect, by the Secured Parties over the management or any other aspect of the operation of any Grantor, which ownership and control remain exclusively and at all times in such Grantor and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntarily or involuntarily, directly or indirectly, of any license, permit, certificate or authorization at any time issued to any Grantor by the FCC, any other federal, state or local regulatory or governmental bodies applicable to or having jurisdiction over the relevant Loan Party or any other Governmental Authority, or the transfer of control of any such Grantor within the meaning of the Federal Communications Act of 1934, as amended, and the respective rules and regulations thereunder and thereof, any other federal or state laws, rules and regulations of other operating municipality regulatory or governmental bodies applicable to or having jurisdiction over any Grantor as well as pursuant to the terms of any franchise, license or similar operating right held by such Grantor.

               (b) Any provision contained herein to the contrary notwithstanding, no action, including any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent, shall be taken hereunder by the Collateral Agent with respect to any item of the Collateral unless and until all applicable requirements (if any) of the FCC under the Federal Communications Act of 1934, as amended, and the respective rules and regulations thereunder and thereof, as well as any other federal or state laws, rules and regulations of other operating municipality regulatory or governmental bodies applicable to or having jurisdiction over any Grantor, have been satisfied with respect to such action and there have been obtained such consents, approvals and authorizations (if any) as may be required to be obtained from the FCC, any operating municipality and any other Governmental Authority under the terms of any franchise, license or similar operating right held by such Grantor. It is the intention of the parties hereto that the Liens in favor of the Collateral Agent on the Collateral shall in all relevant aspects be subject to and governed by said statutes, rules and regulations as well as the terms of any franchise, license or similar operating right held by any Grantor and that nothing in this Agreement shall be construed to diminish the control exercised by such Grantor except in accordance with the provisions of such statutory requirements and rules and regulations as well as the terms of any franchise, license or similar operating right held by such Grantor and the obtaining in advance of any necessary consents, approvals or authorizations pursuant thereto. Each Grantor agrees that upon request by the Collateral Agent from time to time after which a Notice of Default is in effect, it will use its reasonable best efforts to obtain any governmental, regulatory or third party consents, approvals or authorizations referred to in this Section 14.



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               IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                            LORAL SATELLITE, INC.


                                            By: /s/ Janet T. Yeung
                                                --------------------------------
                                                Name:  Janet T. Yeung
                                                Title: Vice President and
                                                       Assistant Secretary

                                            Address for Notices:
                                            c/o Loral SpaceCom Corporation
                                            600 Third Avenue
                                            Attn:  General Counsel and Treasurer
                                            New York, New York  10016
                                            Telex:
                                            Fax:






BANK OF AMERICA, NATIONAL
ASSOCIATION, as Collateral Agent


By:  /s/ Steve Aronowitz
     --------------------------------
     Name:  Steve Aronowitz
     Title: Managing Director

                                                                      Annex 1 to
                                                            Collateral Agreement



               ASSUMPTION AGREEMENT, dated as of ________________, 2000, made by ______________________________, a ______________ corporation (the "Additional
Grantor"), in favor of ____________________, as collateral agent (in such capacity, the "Collateral Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.



                              W I T N E S S E T H :


               WHEREAS, Loral Satellite, Inc. (the "Borrower"), the Lenders and Bank of America, National Association, as Administrative Agent for the Lenders, have entered into a Credit Agreement, dated as of November __, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

               WHEREAS, in connection with the Credit Agreement, the Borrower (other than the Additional Grantor) has entered into the Amended and Restated Collateral Agreement, dated as of November __, 2000 (as amended, supplemented or otherwise modified from time to time, the "Collateral Agreement") in favor of the Collateral Agent for the benefit of the Lenders;

               WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Collateral Agreement; and

               WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Collateral Agreement;

               NOW, THEREFORE, IT IS AGREED:

               1. Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in subsection 5.17 of the Credit Agreement, hereby becomes a party to the Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Credit Agreement is true and correct as to it on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

               2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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               IN WITNESS WHEREOF, the undersigned has caused this Assumption
Agreement to be duly executed and delivered as of the date first above written.

                                            [ADDITIONAL GRANTOR]


                                            By:
                                                --------------------------------
                                                Name:
                                                Title: